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                                                                    EXHIBIT 10.7

                                    AMENDMENT
                    TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT
                        AGREEMENT DATED OCTOBER 20, 1999

      This Amendment, made and entered into this 1st day of June 2006, by and between Gwinnett Banking Company, a bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the "Bank," and Paul C. Birkhead, an Executive of the Bank, hereinafter referred to as the "Executive," shall effectively amend the Executive Supplemental Retirement Agreement dated October 20, 1999, as specifically set forth herein. Said agreement shall be amended by adding the following new Subparagraph II. G. at the end of Paragraph
II:

      "G.   Minimum Benefit:

            Notwithstanding the foregoing provisions of this Paragraph II, in no event shall the annual benefit payable to Executive in any Plan Year during the Payment Period (as defined below) be any less than $49,843.00 (the `Minimum Benefit'). For this purpose, the `Payment Period' shall begin with the Plan Year in which payment to the Executive commences under this Paragraph II and shall end with the Plan Year in which the Executive dies."

      This Amendment shall be effective on the date hereof. To the extent that any term, provision, or paragraph of said agreement is not specifically amended herein, or in any other amendment thereto, said term, provision, or paragraph shall remain in full force and effect as set forth in said October 20, 1999 Agreement.

      IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day as set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                  GWINNETT BANKING COMPANY
                                  Lawrenceville, GA

          /s/ Beth R. Tynan       By:   /s/ John T. Hopkins III       EVP
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Witness                                 Title

          /s/ Gail L. Manning           /s/ Paul C. Birkhead
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Witness                           Executive